UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021

KALLO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

255 Duncan Mill Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant’s telephone number including area code: (416) 246-9997

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS” THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES,” “EXPECTS,” “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND M MANAGERIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF THE AGREEMENT THAT WE ENTERED INTO INVOLVING PLANS AND INVESTMENT IN THE REPUBLIC OF GHANA. ANY FINANCIAL TRANSACTIONS UNDERTAKEN IN ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 19, 2021 we were belatedly informed by the office of the Nevada Secretary of State that our amendment to our Articles of Incorporation (“Amendment”) was duly accepted and filed with the Nevada Secretary of State. In that respect, we were informed that the office of the Nevada Secretary of State had mistakenly and previously emailed the Amendment and all related documents to the wrong email address contrary to our instructions that were clearly and unambiguously set forth in the forms that we duly submitted to the Nevada Secretary of State in connection with the filing of the Amendment. We are not certain what caused the office of the Nevada Secretary of State to fail to follow our instructions by failing to timely send us the Amendment to the email address that we expressly and clearly provided in the forms that we submitted to them and why that office did not respond to numerous telephone inquiries that we made to ascertain the status of the Amendment despite vigorous efforts to contact that office without success until September 19, 2021. We were persuaded that either COVID 19 and its repercussions had caused a delay in the work commonly conducted at the office of the Nevada Secretary of State and/or that some other aspect of the filing of the Amendment had, for some unknown reason, was defective but we had no reason to know what problems we had encountered and what action we needed to take to understand any such problems until September 19, 2021.

Nonetheless, we were informed that the Amendment was filed on September 2, 2021. Under the terms of the Amendment, we amended Section 1 of our Articles of Incorporation to increase the authorized Common Stock (par value $0.00001) to eight billion (8,000,000,000) shares and increase our authorized Preferred Stock to one hundred twenty million (120,000,000) shares.

Prior to the Amendment, our Board of Directors was authorized to issue only an aggregate of one billion one hundred fifty million (1,150,000,000) shares of our Common Stock (par value $0.00001) (the “Common Stock”) and it was authorized to issue an aggregate of one hundred million (100,000,000) shares of our Preferred Stock (par value $0.00001) (the “Preferred Stock”). Thus and as a result of the Amendment, our Board of Directors has the legal authority, subject to compliance with the Nevada General Corporation Law, to increase the amount of our issued and outstanding Common Stock from the amount previously authorized by more 595.00% and our authorized Preferred Stock by 20.00%.

Further and under the terms of the Amendment, our Board of Directors has the right to designate one or more shares of our authorized Preferred Stock into one or more series of Preferred Stock each with such rights and privileges as the Board of Directors determines without obtaining the approval or consent of the holders of our Common Stock subject generally to the requirements of the Nevada General Corporation Law and the duties imposed on directors of a Nevada-domiciled corporation. These right of the Board of Directors to designate and issue one or more series of our Preferred Stock each with such rights as the Board solely determines, is commonly called “blank check rights” in that the Board can unilaterally take these actions without requiring any approval or consent of the holders of our Common Stock.

That is, this right, as set forth in the Amendment, clearly grants our Board of Directors the right to generally take certain unilateral actions (subject generally to compliance with the Nevada General Corporation Law and the duties imposed on Directors of a Nevada-domiciled corporation) without generally allowing the Company’s common stock holders to have any right to determine or influence such decisions involving the issuance of our Preferred Stock and the rights that may be granted to each series of Preferred Stock. Thus, the extent of the voting rights and many other economic rights that otherwise would be exercised solely by holders of our Common Stock are generally subordinated to the right of our Board of Directors to exercise such rights. In that light and because of the terms of the Amendment that grants our Board of Directors their right to designate and issue shares of our authorized Preferred Stock in one more series, our Board of Directors can clearly limit and diminish the voting and economic rights of holders of our Common Stock by exercising those rights as set forth above.

The Amendment was duly approved solely by certain holders of our Series A Preferred Stock and our Series B Preferred Stock, since all such stock holds certain “super-voting rights” that allows such holders to control and amend our Articles of Incorporation and our By-laws without requiring the approval or consent of the holders of our Common Stock.

In this instance, certain holders of our Series A Preferred Stock and the Series B Preferred Stock who hold collectively 79.88% of the Company’s voting rights approved the Amendment.

Item 5.07. Submission of Matters to a Vote of Securities Holders.

As set forth above, the holders of certain shares of our Series A Preferred Stock and certain shares of our Series B Preferred who collectively hold 79.88% of the Company’s voting rights approved the Amendment to increase our authorized Common Stock and our authorized Preferred Stock while also authorizing and giving our Board of Directors the right to take certain unilateral actions(subject generally to compliance with the Nevada General Corporation Law and the duties imposed on Directors of a Nevada-domiciled corporation) without generally allowing the Company’s common stock holders to have any right to determine or influence such decisions involving the issuance of our Preferred Stock and the rights that may be granted to each series of Preferred Stock. Thus, the extent of the voting rights and many other economic rights that otherwise would be exercised solely by holders of our Common Stock are generally subordinated to the right of our Board of Directors to exercise such rights.

The Amendment was duly approved by certain holders of our Series A Preferred Stock and the Series B Preferred Stock who hold collectively 79.88% of the Company’s voting rights.

RISK FACTORS

The reader of this Form 8-K is strongly advised that in addition to the risk factors set forth below, the reader should also fully read and review the “Risk Factors” set forth in Section 1A of our Annual Report for the fiscal year ending December 31, 2020 as previously filed with the Securities and Exchange Commission.

1. WARNING: Matter of Ten Day Stop Trading Order & Related Risks. As noted in our prior periodic filings with the Securities and Exchange Commission (including but not limited to the Form 8-K that we filed on March 26, 2021) on March 24, 2021, the U.S. Securities and Exchange Commission issued a Ten Day Stop Trading Order to stop the trading in our Common Stock (the “Order”). The Order was issued pursuant to Section 12(k) of the Securities Exchange Act of 1934, as amended and it expired on April 7, 2021. As a result, we have expended and continue to expend significant efforts to secure at least one market-maker who may be willing, subject to a complete and satisfactory due diligence review and evaluation of our corporate, business, and financial affairs, to serve as our market-maker for our Common Stock.

Currently and despite our continuing efforts, we have not been successful in securing the services of a duly licensed and registered market-maker for our Common Stock and we cannot assure you that we will be successful in these and other efforts needed that may allow the holders of our Common Stock to regain trading privileges on OTC Markets.

Further and as a result of the Order, we do not currently have a FINRA-registered market-maker and we have no certain prospect that we will be successful in gaining a FINRA-registered market-maker on or before September 21, 2021(“to make a market” in our common stock). As a result of the Order and given our state of insolvency, and the severely high risks associated with our business strategy, there is a clear and unmistakeable very high risk that we will no longer have the status of being a publicly traded company. In that context and for these and other reasons, any person who acquires our Common Stock, our Preferred Stock or any debt instrument that we issued, faces a clear and unmistakeable HIGH RISK that they will lose their entire investment.

If we are not successful in gaining a FINRA-registered market-maker on or before September 21, 2021, holders of our Common Stock will likely incur the total loss on their investment since our Common Stock will lose all liquidity and all marketability of the shares of our Common Stock that they hold. In that context and unless we are successful in securing the services of such a market-maker, the Company will effectively become a “privately-held” company and the fair market value of our Common Stock will likely be $0.00. We cannot assure that we will be successful in securing a market-maker for our Common Stock and any person who acquires our Common Stock should be prepared to lose all of their investment since there can be no guarantee that any market-maker will be willing to provide us with market-making services for our Common Stock at any time in the future.

2. Status as Insolvent Company with Continuing Losses, No Revenues and Negative Equity

We agree with our independent auditors in that there is substantial doubt about our ability to continue as a going concern since:

(a) our Total Current Liabilities exceed our Total Current Assets which are currently $12,615 and thus we are insolvent;

(b) we have no cash assets and our Total Liabilities are in excess of $50.5 million;

(c) as of December 31, 2020 we have incurred over $89,000,000 in accumulated losses and there is no certain prospect that we will ever achieve and sustain any positive cash flow, profitability or either of them;

(d) we incurred losses of over $36,000,000 during our most recent fiscal year ending December 31, 2020; and

(e) we have over $50.5 million in Liabilities as of June 30, 2021.

In every respect, we are insolvent and anyone who acquires our Common Stock should be prepared to lose their entire investment. Our Common Stock, our Preferred Stock, and any other instrument that we have or will issue, should be considered a “HIGH RISK” investment suitable only for those persons who can afford the TOTAL LOSS of their investment.

Overall, we are a small company with minimal financial and managerial resources, and our business model and all of our plans have not been reviewed or evaluated by any independent third party. We incurred over $36,000,000 in losses in our most recent fiscal year ending December 31, 2020 and we are insolvent. MAKE NO MISTAKE: there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills and meet our operating expenses. This is because we have generated insignificant revenues from our operations during the last ten years and we have no clear prospect that we will generate any revenues at any time in the future. We have been able to remain in business primarily as a result of management’s determination and the efforts by certain other parties but we cannot assure you that we will have the necessary resources that will allow us to continue our corporate existence. We expect to incur significant operating losses in the foreseeable future and our ability to continue as a going concern is dependent upon our ability to raise additional money through investments by others and achieve profitable operations.

There is no assurance and there can be no assurance that we will ever be able to raise additional money or that additional money or that additional financing will be available to us on satisfactory terms or that we will be able to achieve profitable operations with positive cash flow. Moreover, we cannot assure you that we will be successful in securing a FINRA-registered market-maker that may be willing to serve as a market-maker for our Common Stock on or before September 21, 2021. In that event, we will lose our status as a public company. Our consolidated financial statements were prepared under the assumption that we will continue as a going concern, however, there can be no assurance that we can raise any additional funds or otherwise obtain the necessary financial support to allow us to remain as a corporate entity. There can be no guarantee that we have any ability to raise funds or otherwise maintain our corporate existence as a Nevada corporation. In every respect, our financial circumstances raise substantial doubt about our ability to continue as a going concern and, for that matter, our very existence as a corporation. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSULCRETE, INC.

Date: September 21, 2021	By: /s/ John Cecil
John Cecil, Chief Executive Officer &
Chief Financial Officer

Exhibits:

10.26	Copy of Amendment to Articles of Incorporation